UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2020

Turnkey Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56167	00-0000000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Reservoir Avenue #123

Cranston, R.I. 02910

(Address of Principal Executive Offices)

Issuer's telephone number: 508-343-8127

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

References to “We,” “Our,” and “the Company,” refer to Turnkey Solutions, Inc., a Nevada Company.

Item 3.03. Material Modification to Rights of Security Holders.

On September 30, 2020, 10,000,000 common shares of the Company held and owned by Flint Consulting Services, LLC have been cancelled and returned to the treasury of the Company.

Item 5.01. Changes in Control of Registrant.

As a result of Material Modification to Rights of Security Holders in Item 3.03, there are no shares of the Company stock issued and outstanding. Our sole director Paul Moody continues to serve the Company in all corporate capacities.

Item 8.01. Other Events.

On September 30, 2020, Turnkey Solutions, Inc. (the “Company” or “Successor”) transmuted its business plan from that of a blank check shell company to forming a holding company that is a business combination related shell company. The reason for the change being that our sole director desires to complete a holding company reorganization (“Reorganization”) pursuant to NRS 92A.180, NRS A.200, NRS 92A.230 and NRS 92A.250. The constituent corporations in the Reorganization will be Intermedia Marketing Solutions, Inc. (“IMMM” or “Predecessor”), the Company and Intermedia Marketing Solutions Merger Sub, Inc. (“Merger Sub”). Our director is the sole director/officer of each constituent corporation in the anticipated Reorganization. In preparation of the Reorganization, our sole and controlling shareholder, Flint Consulting Services, LLC as of date first written above has cancelled and returned to the Company’s treasury all issued and outstanding common shares of the Company held and owned by it.

The Company will issue 1,000 common shares of its common stock to Predecessor and Merger Sub will issue 1,000 shares of its common stock to the Company prior to the Reorganization. Immediately before the merger, the Company will be a wholly owned direct subsidiary of IMMM and Merger Sub will be a wholly owned and direct subsidiary of the Company. The merger shall become effective at such time as the Articles of Merger are filed and stamped by the Nevada Secretary of State (“Effective Time”). At the Effective Time, Predecessor shall be merged with and into Merger Sub (the “Merger), and Predecessor shall be the surviving corporation. Each share of Predecessor common stock issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and non-assessable share of Successor common stock.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Turnkey Solutions, Inc.

Dated: October 1, 2020

By: /s/ Paul Moody

Paul Moody

President and Director